UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2013 (July 21, 2013)

NASH-FINCH COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-785 (Commission File Number)	41-0431960 (I.R.S. Employer Identification No.)

7600 France Avenue South		55435
Minneapolis, Minnesota		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:

(952) 832-0534

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

?	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

?	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

?	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 21, 2013, Nash-Finch Company (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Spartan Stores, Inc., a Michigan corporation (“Spartan”), and SS Delaware, Inc., a Delaware corporation and a wholly owned subsidiary of Spartan (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Spartan (the “Merger”).  The Merger Agreement was unanimously approved by the board of directors of the Company.

At the effective time of the Merger, (a) each share of the Company’s common stock issued and outstanding immediately prior to the effective time (other than shares owned by the Company, Spartan or Merger Sub) will be automatically cancelled and converted into the right to receive 1.2 (the “Exchange Ratio”) fully paid and nonassessable shares of Spartan’s common stock and (b) the Company’s stock options and other equity awards will be generally converted into stock options and equity awards with respect to Spartan’s common stock, after giving effect to the Exchange Ratio. It is expected that the Merger will qualify as a tax-free reorganization for U.S. federal income tax purposes.

The consummation of the Merger is subject to certain conditions, including, without limitation, (a) approval by the stockholders of the Company and Spartan, (b) expiration or termination, as the case may be, of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any other applicable competition or similar laws, (c) the absence of any law, order or injunction prohibiting the Merger, (d) the declaration of the effectiveness by the Securities and Exchange Commission (“SEC”) of the Registration Statement on Form S-4 to be filed by Spartan and (e) the lenders providing Spartan with financing in connection with the Merger shall not have failed to enter into the credit facility and make the initial loans pursuant to the financing due to the failure of any of the conditions set forth in the Commitment Letter (as defined in the Merger Agreement) relating to (i) the occurrence of a Material Adverse Effect (as defined in the Merger Agreement) with respect to the Company or Spartan or (ii) minimum excess availability of the credit facility. Moreover, each party’s obligation to consummate the Merger is subject to certain other customary conditions, including, without limitation, (A) the accuracy of the other party’s representations and warranties (subject to customary materiality qualifiers), (B) the other party’s compliance with its covenants and agreements contained in the Merger Agreement (subject to customary materiality qualifiers) and (C) the absence, since the date of the Merger Agreement, of any change, state of facts, event, development or effect that has had or would reasonably be expected to have a Material Adverse Effect with respect to the other party.

Each of the Company and Spartan has (a) made customary representations and warranties and (b) agreed to customary covenants including, without limitation, (i) to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and the closing of the Merger, (ii) to use commercially reasonable efforts to file a joint proxy statement and to promptly call a meeting of its stockholders as soon as practicable after the joint proxy statement is declared effective by the SEC, (iii) to cause its board of directors to recommend the approval of the merger to its stockholders (subject to certain exceptions described below) and (iv) to use commercially reasonable efforts to obtain any necessary regulatory approvals for the Merger.

From the date of the Merger Agreement, the Company and Spartan are subject to customary “no-shop” restrictions on their ability to solicit alternative takeover proposals from third parties, furnish information to and engage in discussions with third parties regarding alternative takeover proposals, recommend an alternative takeover proposal or enter into an agreement with respect to an alternative takeover proposal.  Notwithstanding the “no shop” restrictions, prior to the time the applicable stockholder approval is obtained, each of the Company’s and Spartan’s board of directors may change its recommendation to the stockholders or enter into a definitive agreement with respect to a takeover proposal, if and only if, prior to taking such action, the applicable board of directors has determined in its good faith judgment, after consultation with independent financial advisors and outside legal counsel, that a takeover proposal constitutes a Superior Proposal; provided, however, that prior to taking any such action, the party receiving such Superior Proposal is required to provide the other party the opportunity to match such Superior Proposal or to revise its proposal such that it would cause such Superior Proposal to no longer constitute a Superior Proposal.  A “Superior Proposal” means any bona fide written takeover proposal that the applicable board of directors has determined in its good faith judgment, after consultation with its independent financial advisors and outside legal counsel, is reasonably likely to be consummated in accordance with its terms and that is reasonably likely to result in the consummation of a transaction more favorable to the stockholders from a financial point of view than the Merger, taking into account (A) all relevant legal, regulatory and financial aspects of the proposal (including availability of financing and certainty of closing) and the third party making the proposal; and (B) any changes to the terms of the Merger Agreement proposed by the Company or Spartan, as applicable, in response to such proposal or otherwise.

The Merger Agreement contains certain termination rights for the Company and Spartan, including the right of the Company and Spartan under certain circumstances to terminate the Merger Agreement to accept a Superior Proposal.  Upon termination of the Merger Agreement under specified circumstances, including termination of the Merger Agreement to accept a Superior Proposal, the Company or Spartan, as applicable, is required to pay the other party a termination fee of $12 million.  Upon termination of the Merger Agreement under specified circumstances, including certain breaches of the Agreement, the Company or Spartan, as applicable, is required to reimburse the other party for its transaction-related expenses up to $10 million.

The Merger Agreement provides that, upon consummation of the Merger, the board of directors of the combined company will consist of twelve directors, which will include all five of the current Company directors who are independent for purposes of the rules of NASDAQ, and seven directors chosen by the current Spartan directors (at least five of whom will be independent for purposes of the rules of NASDAQ).  The Merger Agreement provides that, upon consummation of the Merger, Craig C. Sturken will serve as Chairman of the Board of the combined company, and Dennis Eidson will serve as President and Chief Executive Officer of the combined company.

The representations, warranties and covenants made in the Merger Agreement (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by confidential disclosures made to Spartan and Merger Sub in connection with the Merger Agreement, (c) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (e) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters of fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K and other documents that the Company files with SEC.

The foregoing description of the Merger Agreement is not a complete description of all the parties’ rights and obligations under the Merger Agreement and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On July 22, 2013, the Company and Spartan issued a joint press release announcing the execution of the Merger Agreement, a copy of which is filed as Exhibit 99.1 and is incorporated herein by reference.

Important Information for Investors

Communications in this Current Report on Form 8-K do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  The proposed Merger will be submitted the respective stockholders of the Company and Spartan for their consideration.  Spartan will file with the SEC a registration on statement on Form S-4 that will include a joint proxy statement of the Company and Spartan and that will also constitute a prospectus of Spartan. The Company and Spartan may also file other documents with the SEC regarding the proposed Merger.  INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents containing important information about the Company and Spartan, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov.  Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.nashfinch.com  under the tab “Investors.”  Copies of the documents filed with the SEC by Spartan will be available free of charge on Spartan’s website at www.spartanstores.com under the tab “Investor Relations.”

The Company, Spartan and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company and Spartan in connection with the proposed Merger.  Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on March 11, 2013.  Information about the directors and executive officers of Spartan is set forth in its proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on June 14, 2013.  These documents can be obtained free of charge from the sources indicated above.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement and prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934.  These include statements regarding the effects of the proposed Merger and statements preceded by, followed by or that otherwise include the words “expects,” “anticipates,” “intends,” “estimates” or similar expressions.  Forward-looking statements relating to expectations about future results or events are based upon information available to the Company and Spartan as of today’s date and are not guarantees of the future performance of the Company, Spartan or the combined company, and actual results may vary materially from the results and expectations discussed.  There is no assurance that the parties will complete the proposed Merger.  The Merger Agreement may be terminated if the companies do not receive the necessary approval of the stockholders of the Company or Spartan or government approvals or if either the Company or Spartan fails to satisfy all conditions to closing stated in the Merger Agreement.   Additional risks and uncertainties related to the proposed Merger include, but are not limited to, the successful integration of the Company’s and Spartan’s businesses and the combined company’s ability to compete in the highly competitive retail grocery and food distribution industries.

The revenues, earnings and business prospects of the Company, Spartan and the combined company and their ability to achieve planned business objectives will be subject to a number of risks and uncertainties. These risks and uncertainties include, among other things, risks and uncertainties with respect to the ability of the Company, Spartan and the combined company to: respond to actual or potential competitors; effectively address food cost or price inflation or deflation; maintain and improve customer and supplier relationships; realize expected benefits of the Merger; realize growth opportunities; maintain or expand the their respective and combined customer bases; reduce operating costs; generate cash; continue to meet the terms of applicable debt covenants; continue to pay dividends, and successfully implement and realize the expected benefits of various programs, initiatives and goals; anticipate and respond to changes in economic conditions generally or in the markets and geographic areas that we serve, and to address adverse effects of the changing food and distribution industries.

The Company cautions that the foregoing list of risks and uncertainties is not exclusive. Additional information concerning these and other risks is contained in the Company’s and Spartan’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other SEC filings.  The Company undertakes no obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date of this Current Report.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 21, 2013, by and among Spartan Stores, Inc., SS Delaware, Inc. and Nash-Finch Company

99.1	Joint press release, dated as of July 22, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NASH-FINCH COMPANY

Dated:  July 22, 2013

By:   /s/ Robert B. Dimond

Robert B. Dimond

Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 21, 2013, by and among Spartan Stores, Inc., SS Delaware, Inc. and Nash-Finch Company

99.1	Joint press release, dated as of July 22, 2013